================================================================================
PROSPECTUS


       April 1, 1998
       As Supplemented August 10, 1998
       and March 12, 1999


                                                  INTERNATIONAL EQUITY FUND

                                                  GROWTH EQUITY FUND

                                                  GROWTH & INCOME FUND

                                                  MANAGED ALLOCATION FUND

                                                  BOND PLUS FUND

                                                  MONEY MARKET FUND


[TIAA      MUTUAL FUNDS
 CREF      ------------
 LOGO]


                Ensuring the future for those who shape it.SM

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

PROSPECTUS

DATED APRIL 1, 1998

TIAA-CREF MUTUAL FUNDS

THIS PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE TIAA-CREF MUTUAL FUNDS. READ IT CAREFULLY BEFORE INVESTING, AND KEEP IT FOR FUTURE REFERENCE.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF MUTUAL FUNDS OR YOUR ACCOUNT, PLEASE CALL US AT 800 223-1200.

This prospectus describes the six investment portfolios (the funds) listed below, each of which is a separate series of the TIAA-CREF Mutual Funds.

   The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments.

   The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

   The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

   The MANAGED ALLOCATION FUND seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income.

   The BOND PLUS FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. In addition, we will use our expertise to invest in some securities which are less liquid and/or non-investment grade in order to attempt to improve our total return.

   The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WE WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND, BUT WE CAN'T GUARANTEE YOU THAT WE WILL BE ABLE TO DO SO.

More information is on file with the Securities and Exchange Commission ("SEC") in the Statement of Additional Information ("SAI") for TIAA-CREF Mutual Funds dated April 1, 1998. You can get a copy of the SAI by calling 800 223-1200 or writing us c/o State Street Bank, P.O. Box 9081, Boston, MA 02266. The SAI, as supplemented from time to time, is "incorporated by reference" into this prospectus; that means it's legally part of this prospectus. The SAI, other material incorporated by reference, and other information about registrants that file Registration Statements electronically with the SEC are available through the SEC's website at http://www.sec.gov.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------
TABLE OF CONTENTS
-----------------

EXPENSE INFORMATION ......................................................  5
FINANCIAL HIGHLIGHTS .....................................................  7
THE TIAA-CREF MUTUAL FUNDS ...............................................  8
   The Equity Funds ......................................................  9
     THE INTERNATIONAL EQUITY FUND  ......................................  9
     THE GROWTH EQUITY FUND  .............................................  9
     THE GROWTH & INCOME FUND  ........................................... 10
   Other Investments and Investment Techniques -- Equity Funds ........... 10
   The Managed Allocation Fund ........................................... 11
   The Bond PLUS Fund .................................................... 12
   The Money Market Fund ................................................. 13

INVESTMENT PRACTICES AND RISK CONSIDERATIONS ............................. 14
   Foreign Investments ................................................... 14
   Currency Transactions ................................................. 15
   Illiquid Securities ................................................... 15
   Non-Investment Grade Bonds ............................................ 16
   Repurchase Agreements ................................................. 16
   Firm Commitment Agreements ............................................ 16
   Investment Companies .................................................. 16
   Lending Securities .................................................... 17
   Borrowing ............................................................. 17
   Mortgage-Backed Securities ............................................ 17

NET ASSET VALUE .......................................................... 18

SHAREHOLDER SERVICES ..................................................... 19
   Types of Accounts ..................................................... 19
   How to Buy Shares ..................................................... 19
   How to Redeem Shares .................................................. 22
   How to Exchange Shares ................................................ 25
   Other Investor Information ............................................ 26

TIAA-CREF MUTUAL FUNDS' MANAGEMENT ....................................... 30
   The Board ............................................................. 30
   Teachers Advisors ..................................................... 30
   Fund Managers ......................................................... 32

PERFORMANCE INFORMATION .................................................. 32
DIVIDENDS AND DISTRIBUTIONS .............................................. 33

TAXES .................................................................... 34

GENERAL MATTERS .......................................................... 36
   Voting Rights ......................................................... 36
   Year 2000 Issues ...................................................... 36
   Distributors .......................................................... 36
   Administration ........................................................ 36
   Custodial Services .................................................... 37
   Legal Proceedings ..................................................... 37
   Householding........................................................... 37

THIS PROSPECTUS OUTLINES THE TERMS UNDER WHICH AN INVESTMENT IN THE TIAA-CREF MUTUAL FUNDS IS AVAILABLE. IT DOESN'T CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE SUCH AN OFFERING CAN'T LAWFULLY BE MADE. NO DEALER, SALESMAN, OR ANYONE ELSE IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF ANYONE DOES PROVIDE YOU SUCH INFORMATION OR MAKE SUCH REPRESENTATIONS, YOU SHOULDN'T RELY ON THEM.

-------------------
EXPENSE INFORMATION
-------------------

SHAREHOLDER TRANSACTION EXPENSES
  (APPLICABLE TO EACH INVESTMENT FUND)

   Maximum sales load imposed on purchases
     (AS A PERCENTAGE OF OFFERING PRICE) ..................................0%

   Maximum sales load imposed on reinvested dividends
     (AS A PERCENTAGE OF OFFERING PRICE) ..................................0%

   Deferred sales load
     (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
     REDEMPTION PROCEEDS, AS APPLICABLE) ..................................0%

   Redemption fee
     (AS A PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE) ..................0%

   Exchange fee
     (AS A PERCENTAGE OF AVERAGE NET ASSETS) ..............................0%

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                          TOTAL FUND
                                  MANAGEMENT FEES                      OPERATING EXPENSES
                                (AFTER FEE WAIVER)   OTHER EXPENSES    (AFTER FEE WAIVER)
                                        (1)               (2)                  (1)
                                -----------------    ---------------   -------------------
The International Equity Fund          0.49%               0                  0.49%
The Growth Equity Fund                 0.45%               0                  0.45%
The Growth & Income Fund               0.43%               0                  0.43%
The Managed Allocation Fund (3)        0.00%               0                  0.00%
The Bond PLUS Fund                     0.30%               0                  0.30%
The Money Market Fund                  0.29%               0                  0.29%


-----------
(1) TEACHERS ADVISORS, INC. ("ADVISORS"), THE INVESTMENT ADVISOR FOR THE FUNDS, HAS AGREED TO WAIVE A PORTION OF ITS FEE FOR MANAGING EACH FUND (OTHER THAN THE MANAGED ALLOCATION FUND, WHICH DOESN'T PAY A MANAGEMENT FEE). WITHOUT THE WAIVER, MANAGEMENT FEES AND TOTAL OPERATING EXPENSES FOR THE INTERNATIONAL EQUITY FUND, THE GROWTH EQUITY FUND, THE GROWTH & INCOME FUND, THE BOND PLUS FUND AND THE MONEY MARKET FUND WOULD HAVE BEEN 0.99%, 0.95%, 0.93%, 0.80% AND 0.79% OF EACH FUND'S AVERAGE DAILY NET ASSETS, RESPECTIVELY. THIS WAIVER SHALL REMAIN IN EFFECT UNTIL JULY 1, 2000.

(2) THESE FIGURES ARE BASED UPON ANNUALIZED AMOUNTS INCURRED FOR THE FISCAL PERIOD ENDED DECEMBER 31, 1997.

(3) TEACHERS ADVISORS DOES NOT RECEIVE A MANAGEMENT FEE FOR ITS SERVICES TO THE MANAGED ALLOCATION FUND. HOWEVER, SHAREHOLDERS IN THE MANAGED ALLOCATION FUND WILL INDIRECTLY BEAR THEIR PRO RATA SHARE OF THE FEES AND EXPENSES INCURRED BY THE FUNDS IN WHICH THE MANAGED ALLOCATION FUND INVESTS.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, regardless of whether you redeem shares at the end of each time period.

                                    ONE        THREE      FIVE         TEN
                                   YEAR        YEARS      YEARS       YEARS
                                   -----       -----      -----       -----
The International Equity Fund        $5        $16         $27         $62
The Growth Equity Fund               $5        $14         $25         $57
The Growth & Income Fund             $4        $14         $24         $54
The Managed Allocation Fund          $0        $ 0         $ 0         $ 0
The Bond PLUS Fund                   $3        $10         $17         $38
The Money Market Fund                $3        $ 9         $16         $37

The purpose of this table is to help you understand the various expenses you would bear directly or indirectly. REMEMBER THAT THESE EXPENSES DON'T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

The Financial Highlights presented below for the period ending December 31, 1997 have been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which is incorporated by reference into the SAI. The Annual Report contains additional information about the funds. It is available without charge upon request.

TIAA-CREF MUTUAL FUNDS FINANCIAL HIGHLIGHTS
  FOR THE PERIOD JULY 17, 1997 (COMMENCEMENT OF OPERATIONS)
  TO DECEMBER 31, 1997

                                                                                    INTER-
                                              MONEY     BOND    GROWTH &   GROWTH  NATIONAL    MANAGED
                                              MARKET    PLUS     INCOME    EQUITY    EQUITY   ALLOCATION
                                              FUND      FUND      FUND      FUND     FUND       FUND
--------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net asset value, beginning of period        $1.00     $10.00    $10.00    $10.00  $10.00     $10.00
--------------------------------------------------------------------------------------------------------
  Gain (loss) from investment operations:
    Net investment income                      0.02       0.27      0.07      0.06    0.07       0.23
    Net realized and unrealized gains
      (losses) on investments                  0.00       0.20      0.32      0.28   (1.07)      0.01
---------------------------------------------------------------------------------------------------------
    Total gain (loss) from
      investment operations                    0.02       0.47      0.39      0.34   (1.00)      0.24
 --------------------------------------------------------------------------------------------------------
  Less distributions from:
    Net investment income                     (0.02)     (0.27)    (0.07)    (0.06)  (0.07)     (0.23)
    In excess of net investment income          --         --        --        --    (0.01)       --
    Net realized gains                          --       (0.11)      --      (0.16)    --         --
---------------------------------------------------------------------------------------------------------
    Total distributions                       (0.02)     (0.38)    (0.07)    (0.22)  (0.08)     (0.23)
---------------------------------------------------------------------------------------------------------
    Net asset value, end of period            $1.00     $10.09    $10.32    $10.12  $ 8.92     $10.01
=========================================================================================================
TOTAL RETURN                                   2.51%      4.79%     3.96%     3.44% (10.09)%     2.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                             $63,605    $58,403   $61,822  $64,487  $47,758    $59,087
Ratio of expenses to average
  net assets before expense waiver             0.36%      0.37%     0.43%    0.44%    0.46%      0.00%
Ratio of expenses to average
  net assets after expense waiver              0.13%      0.14%     0.20%    0.21%    0.23%      0.00%
Ratio of net investment income
  to average net assets                        2.49%      2.72%     0.76%    0.68%    0.56%      2.46%
Portfolio turnover rate                          n/a    143.61%     1.46%   29.44%    4.56%      0.00%
Average brokerage commissions
  paid per share                                 n/a        n/a   $0.0509  $0.0210  $0.0522        n/a

                                            The percentages shown above are not annualized.
---------------------------------------------------------------------------------------------------------

Throughout this prospectus, "we" and "our" refer to the TIAA-CREF Mutual Funds. "You" and "your" mean any shareholder or any prospective shareholder.

--------------------------
THE TIAA-CREF MUTUAL FUNDS
--------------------------

The TIAA-CREF Mutual Funds is a Delaware business trust that was organized on January 15, 1997. It is registered with the U.S. Securities and Exchange Commission (SEC) as an "open-end" management investment company. Each of the individual investment portfolios described below is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. (This prospectus will refer to these portfolios as the funds or the investment funds.) The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. Teachers Insurance and Annuity Association of America (TIAA), founded in 1918, is a non-profit stock life insurance company. Its companion organization, the College Retirement Equities Fund (CREF), founded in 1952, is a non-profit corporation registered with the SEC as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management. TIAA and CREF managed a total of $213.5 billion in assets as of December 31, 1997, with TIAA managing approximately $93.8 billion and CREF managing approximately $119.7 billion.

The following section describes each fund's investment objective and the investment policies and techniques each fund uses to accomplish its objective. Of course, there's no guarantee that any fund will meet its investment objective. We cannot change the policies we call "fundamental" for a particular fund without a vote of that fund's shareholders. All other policies, including each fund's investment objective, are not fundamental. This means we can change them without a shareholder vote, although we'll notify you of any changes if they are material. For a complete listing of the funds' policies and restrictions, see the SAI.

The funds are subject to several types of risks. One is market risk -- price volatility due to changing conditions in the financial markets. Another is interest rate risk, the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities. Another kind of risk is financial risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. For bonds and other debt securities, financial risk comes from the possibility the issuer won't be able to pay principal and interest when due. Finally, current income volatility means how much and how quickly overall interest rate changes affect current income from an investment. Also, the funds have only recently commenced operations, and therefore have a limited operating history. These and other risks associated with an investment are discussed below and in the SAI.

THE EQUITY FUNDS

The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments.

The fund intends at all times to have at least 80% of its assets invested in securities of issuers located in at least three different countries, none of which will be the U.S. The fund allocates investments to particular countries or regions based on our evaluation of various factors, such as the relative attractiveness of particular markets. Foreign securities often have risks that differ from those of domestic securities. For more information about the risks of foreign investments, see page 14.

The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

The fund, under normal conditions, will invest at least 80% of its total assets in the equity securities of companies that have the potential for capital appreciation. The fund can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects.

The Growth Equity Fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects.

The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations or corporate restructurings or other special situations.

The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have as little as none of its assets in foreign securities or as much as 40 percent. (The authorized level may change from time to time.) The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account. For more information about the risks of foreign investments, see page 14.

SPECIAL RISK CONSIDERATIONS. The Growth Equity Fund may involve special risks not present with our other funds. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

Normally, the fund will invest at least 80% of its total assets in income-producing equity securities selected for their investment potential. The fund may invest up to 20% of its total assets in foreign securities.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES -- EQUITY FUNDS

The equity funds will usually use fundamental analysis to select individual stocks or sectors for investment. To diversify and control volatility, any of the equity funds may seek to track the U.S., foreign, or small company equity markets as a whole by investing a portion of its assets in the stocks that make up a widely used index of that market's performance, such as the S&P 500 Composite Stock Index, the Morgan Stanley Europe Asia Far East Index, the Russell 3000(R) (The Russell 3000 is a trademark and a service mark of the Frank Russell Company) or other appropriate indices.

The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see page 13), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see page 14).

When market conditions warrant, the funds can invest directly in debt securities. The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise. These investments will be similar to those authorized for the first segment of the Bond Plus Fund (investment-grade debt securities).

The equity funds can buy and sell options ("puts" and "calls"), futures contracts and options on futures to the extent permitted by the SEC and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless.

We trade options or futures only as permitted by applicable regulatory authorities. To manage currency risk, the equity funds can enter into forward currency contracts; buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies. For more, see "Investment Practices and Risk Considerations -- Currency Transactions," page 15.

The equity funds can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objectives and restrictions. (See the SAI.)

THE MANAGED ALLOCATION FUND

The MANAGED ALLOCATION FUND seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in TIAA-CREF Mutual Funds' other investment funds.

Under normal conditions, approximately 60% of the Managed Allocation Fund's assets will be in shares of the Growth and Income, International Equity and Growth Equity Funds, and approximately 40% will be in shares of the Bond Plus Fund. We expect these percentages normally to fluctuate up and down by up to 15%, depending on our analysis of market, economic and financial conditions. The Managed Allocation Fund may occasionally be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant such a balance.

For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities.

The Managed Allocation Fund shares the risks associated with the funds in which it invests.

The Managed Allocation Fund is considered "nondiversified" for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are considered diversified investment companies.

THE BOND PLUS FUND

The BOND PLUS FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. In addition, we will use our expertise to invest a portion of the fund's assets in securities with special features in an effort to improve the fund's total return.

Normally, at least 80% of the fund's assets will be invested in bonds. We divide the fund's portfolio into two segments. The first segment, which makes up at least 75% of the fund's assets, will be invested primarily in a broad range of domestic and foreign investment-grade debt securities, such as bonds, notes, mortgage-backed securities, and money market instruments. We don't expect foreign investments to exceed 15% of the fund's assets.

The second segment, comprising the Plus feature, will be invested primarily in
(i) securities or other instruments that provide a spread over the yield curve (such as private placements) that may be considered illiquid or (ii) non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). We may use up to 25% of the fund's assets for investments in this second segment -- although investments in illiquid securities will not comprise more than 15% of the fund's assets.

The fund may buy and sell options and futures, preferred stock and other instruments consistent with its investment objective.

THE MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. WE CAN'T ASSURE YOU THAT WE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND. We value securities held by the fund on an amortized cost basis (see the SAI).

The fund will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6)  Participation interests in loans banks have made to the issuers of (1) and
     (4) above (these may be considered illiquid);

(7)  Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities", that is rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30% of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

To the extent the law allows, the Money Market Fund can invest in options and futures contracts. For a more detailed description of types of money market instruments, see the SAI.

------------------------
INVESTMENT PRACTICES AND
RISK CONSIDERATIONS
------------------------

The following is a brief description of the funds' investment practices and risk considerations. For more information, see the SAI.

FOREIGN INVESTMENTS

Investing in securities traded on foreign exchanges or in foreign markets can involve risks not ordinarily part of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks noted above often increase in emerging countries. For example, emerging countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. For more about the risks of investing in these countries, see the SAI.

CURRENCY TRANSACTIONS

When investing in foreign securities, the equity funds can use currency transactions to protect themselves against future exchange rate uncertainties and to take advantage of exchange rate disparities between countries. The equity funds can enter into forward currency contracts; buy or sell options and futures on foreign currencies; and buy securities indexed to foreign currencies. These transactions are either on a spot (i.e., cash) basis at prevailing rates, or else through forward contracts to buy or sell currencies at a set price on a stipulated date in the future. Forward currency contracts are usually with large commercial banks that participate in the interbank market. The equity funds can also use currency financial futures and options and can hold part of their assets in bank deposits denominated in foreign currency. If foreign currency assets are converted to U.S. dollars, changes in exchange rates and exchange control regulations may increase or reduce their value.

Foreign currency transactions seek to reduce a fund's exposure to a decline in the value of investments denominated in foreign currencies; they may also let us "lock in" exchange rates when buying or selling foreign securities. These transactions involve special risks. For example, they may limit potential gains from increases in a currency's value. We don't intend to speculate in foreign currency exchange transactions or forward currency contracts.

ILLIQUID SECURITIES

Each fund can invest up to 15 percent of its net assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

NON-INVESTMENT GRADE BONDS

The Bond Plus Fund can buy and sell lower-rated (non-investment grade) securities. These are usually called "high-yield" or "junk" bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than comparable changes would for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and S&P's BBB. Moreover, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in a fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, a fund won't purchase below-investment-grade securities if that would increase their representation in a fund's portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to interest rate trends and other market events (see the SAI).

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks.

FIRM COMMITMENT AGREEMENTS

The funds can enter into "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent.

INVESTMENT COMPANIES

Each fund other than the Managed Allocation Fund can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3% of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of other investment companies that are part of the TIAA-CREF Mutual Funds.

LENDING SECURITIES

Subject to certain restrictions, the funds can seek additional income by lending securities to brokers, dealers, and other financial institutions. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time.

BORROWING

The funds can borrow money from banks (no more than 33 1/3 percent of the market value of such fund's assets at the time of borrowing). The funds can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing).

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

MORTGAGE-BACKED SECURITIES

The Bond Plus Fund can invest in mortgage-backed securities in the form of collateralized mortgage obligations ("CMOs"), mortgage-backed bonds or pass-through securities sold by private, governmental and government-related organizations. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. Fluctuating interest rates and other factors may affect prepayment schedules and the ultimate return from these investments and expose the fund to a lower rate of return upon reinvestment of the principal. (See the SAI.)

----------------
 NET ASSET VALUE
----------------

We determine the net asset value (NAV) per share (share price) of each fund when regular trading closes on the New York Stock Exchange (usually 4 p.m.) on each day the Exchange is open. We compute each fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. Debt securities maturing in 60 days or less are valued at amortized cost.

If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds Board of Trustees. We also may use fair value in certain other circumstances. For more, see the SAI.

To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine net asset value per share of the underlying fund or funds.

---------------------
SHAREHOLDER SERVICES
---------------------

TYPES OF ACCOUNTS

o Individual accounts (for one person) or joint accounts (more than one person).

o  Trust accounts (other than foreign trust accounts).

o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).


o Retirement Accounts: Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement. For more information, call us. These will be available beginning late March, 1999.

o Education IRAs. This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary. For more information, call us.



o Corporate/institutional accounts. Please call us for more information about opening this type of account.

HOW TO BUY SHARES

To open an account you must complete an application and send it to us with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our Counselors at 800 223-1200. You can also download and print the application from our website, which is located at www.tiaa-cref.org.

The minimum initial investment is $250 per fund (or $25 if you establish an Automatic Investment Plan). Subsequent investments must be for at least $25. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks.

We consider all requests for purchases, checks, and other forms of payments to be received when they are received in good order. (See "Other Investor Information -- Good Order," page 26.) We will accept third party checks for purchases of $10,000 or less.

Please send your check and/or application to the following addresses:

First Class Mail:    The TIAA-CREF Mutual Funds
                     c/o State Street Bank
                     P.O. Box 8009
                     Boston, MA 02266-8009

Overnight Mail:      The TIAA-CREF Mutual Funds
                     c/o State Street Bank
                     66 Brooks Drive
                     Braintree, MA 02184-3839

You can purchase additional shares in any of the following ways:

BY MAIL Send a check with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

Make your check payable to TIAA-CREF Mutual Funds.

BY AUTOMATIC INVESTMENT PLAN You can make subsequent investments automatically by electing this service on your initial application or later upon request.

By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or investment slip from the bank account you want us to make withdrawals from. It will take us about 10 days from the time we receive this information to set up your automatic investment plan. You can make automatic investments semi-monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days), monthly or quarterly (on the 1st or 15th of the month). Investments must be for at least $25 per account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or (with prior authorization) by telephone. The change will take effect approximately 5 business days after we receive your request.

BY TELEPHONE This service allows you to make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or cancelled.

We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

All shareholders automatically have the right to buy shares by telephone (except for Education IRA accounts). If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

OVER THE INTERNET With TIAA-CREF's Inter/ACT system, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. Inter/ACT can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

Before you can use Inter/ACT, you must enter your Personal Identification Number
(PIN) and social security number. Inter/ACT will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over Inter/ACT are recorded electronically.

BY WIRE You may make initial or subsequent investments by wire. Be aware that your bank may charge you a fee to wire funds. Here's what you need to do:

1. send us your application, then call us to confirm that your account has been established (initial investment only);

2. instruct your bank to wire money to

   State Street Bank
   ABA Number 011000028
   DDA Number 9905-2771

3. specify on the wire:

   o  The TIAA-CREF Mutual Funds

   o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

   o Indicate if this is for a new or existing account (provide fund account number if existing)

   o The fund or funds in which you want to invest, and amount per fund to be invested

Points to remember for all purchases:

   o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

   o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

   o If you have a securities dealer, bank, or other financial institution handle your transactions, they may charge you a fee.

   o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

HOW TO REDEEM SHARES

You may redeem (sell) your shares at any time. We will make redemptions at the Net Asset Value (share price) next calculated after your request is received in good order (See "Other Investor Information -- Good Order," page 26). Redemptions must be for at least $250 or the balance of your investment in a fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order. When a redemption occurs shortly after a recent check or automatic investment plan purchase, we may hold the redemption proceeds for more than seven days. However, we'll hold the proceeds only until your payment clears, which can take up to 15 days.

We will send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with signature guarantee (see page 27).

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:

BY MAIL OR FAX Written redemption requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

Redemptions for $50,000 or more must be in writing, and cannot be sent to us by fax.

BY TELEPHONE You can redeem shares (for less than $50,000) by telephone by calling us at 800 223-1200. Once made, your telephone request cannot be modified or canceled. (Telephone redemptions are not available for Education IRA accounts.)

We take reasonable precautions to make sure that your telephone instructions are genuine (see page 21). All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us at 800 223-1200 any time after opening your account.

We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). If you call us before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Standard Time, you will receive the share price determined as of the close of that business day. See "Net Asset Value," page 18. Before calling, read "Points to Remember When Redeeming," page 24.

BY CHECK If you've elected the Money Market Fund's checkwriting privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish checkwriting on your account when you apply or later upon request.

For joint accounts, we require only the signature of any one owner on a check. You can write as many checks as you want, as long as each check is for at least $250. We reserve the right to charge a $10 fee if you write a check for less than $250; if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. If you write a check to redeem shares from the Money Market Fund shortly after you have sent us a check to purchase Money Market Fund shares, we may refuse payment on your redemption check if your purchase check has not yet cleared and your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.

BY SYSTEMATIC REDEMPTION PLAN You can elect this feature only if the balance in the investment fund from which you're redeeming is at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points to remember when redeeming

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee.

o For redemptions for more than $250,000, we reserve the right to give you marketable securities instead of cash. For more information, see the SAI.


HOW TO EXCHANGE SHARES

You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund. Exchanges are taxable events. See "Taxes," page 34.

The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $25, and an exchange to a new fund must be at least $250.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number.

You can make exchanges in any of the following ways:

BY MAIL OR FAX Send us a letter of instruction with the following information: your name, address, and the funds and/or accounts you want to exchange between.

BY TELEPHONE You may exchange shares by telephone by calling us at 800 223-1200. Once made, your telephone request cannot be modified or canceled. TIAA-CREF takes reasonable precautions to make sure that telephone instructions are genuine (see page 21).

OVER THE INTERNET You can exchange shares using TIAA-CREF's Inter/ACT system, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your Inter/ACT transaction cannot be modified or cancelled. TIAA-CREF takes reasonable precautions to make sure that Inter/ACT transactions are genuine. For more about Inter/ACT, see page 29.

BY SYSTEMATIC EXCHANGE You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $25, and an exchange to a new fund must be for at least $250.

If you want to set up systematic exchanges, you can contact us and we will send you the necessary form. Each owner of the account must sign a systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points To Remember When Exchanging

o Make sure you understand the investment objective of the fund you exchange shares into. (See "The TIAA-CREF Mutual Funds," page 8.) The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the ex-change privilege if you have made more than 12 exchanges within a 12-month period. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.

o An exchange is considered a sale of securities, and therefore may be subject to taxation.

OTHER INVESTOR INFORMATION

GOOD ORDER Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required. The share price we use will be the NAV per share next calculated after State Street Bank receives your application or request in good order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern Standard Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, the transaction will be effective on, and your price will be the NAV per share for, the next business day.

TAX IDENTIFICATION NUMBER You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

CHANGING YOUR ADDRESS To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

SIGNATURE GUARANTEE For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services, such as checkwriting, to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

TRANSFERRING SHARES You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

TRANSFER ON DEATH If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareowners. You maintain total control over your account during your lifetime.

We only offer this option in states where it is permitted, which currently include the following: Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Maine, Maryland, Michigan, Minnesota, Missouri, Montana, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania,

South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, and Wyoming.

STATEMENTS AND REPORTS We will send you a variety of statements to help you monitor activity in your account and prepare income tax returns. If you send us a written request, we'll send copies of your statements to individuals you designate. We send you:

   CONFIRMATION STATEMENTS each time you purchase, redeem, or exchange shares. The statement will show the date and amount of each transaction. However, if you're using an automatic investment plan or a systematic redemption or exchange plan, you'll receive a statement confirming those transactions immediately following the end of each calendar quarter.

   QUARTERLY REPORTS immediately following the end of each calendar quarter. They report the value of your account at the close of the preceding quarter, and show all distributions, purchases, exchanges, and redemptions during the quarter. The fourth quarter statement provides a year-to-date summary of activity.

   TAX FORMS each January summarizing the previous year's dividend and capital gains distributions and proceeds from the sale of shares.

   AVERAGE COST STATEMENTS each February reporting the average cost of shares you sold in the previous year, using the average cost single category method.

   MONEY MARKET CHECKING STATEMENTS each month, if you elected the checkwriting privilege and if you wrote checks during the preceding month. To reduce costs, we won't return canceled checks to you, but microfilmed copies of checks are available upon request.

We will also send you audited annual financial statements and semi-annual financial reports on the TIAA-CREF Mutual Funds' operations and performance, and a new prospectus each year. The SAI will be revised each year but we'll send it only on request.

We reserve the right to correct mistakes made in any report, form or statement we send you.

AUTOMATED TELEPHONE AND INTERNET SERVICES

All shareholders can check fund performance, their account balances or initiate purchases or exchanges automatically by telephone, using our automated telephone service ("ATS") or over the Internet, using our Inter/ACT System. Each fund is liable for losses from unauthorized transactions only if we do not follow reasonable procedures designed to verify the identity of the person effecting the transaction. TIAA-CREF Mutual Funds therefore require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through Inter/ACT are genuine.

However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

CONTACTING TIAA-CREF MUTUAL FUNDS

You can contact us in any of the following ways:

By telephone:        Call 800 223-1200

In writing:          TIAA-CREF Mutual Funds
                     c/o State Street Bank
                     P.O. Box 8009
                     Boston, MA 02266-8009

Over the Internet:   www.tiaa-cref.org.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

-----------------------
TIAA-CREF MUTUAL FUND'S
MANAGEMENT
-----------------------

THE BOARD

A Board of Trustees (the Board) oversees TIAA-CREF Mutual Funds' business affairs and is responsible for major decisions about each fund's investment objective and policies. The Board delegates the day-to-day management of each of the funds to Teachers Advisors, Inc., (Teachers Advisors) and its officers (see below). The Board meets throughout the year to review TIAA-CREF Mutual Funds' activities, contractual arrangements with companies that provide services to TIAA-CREF Mutual Funds, and the performance of each individual investment fund.

It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). If those interests did diverge, a conflict of interest could arise between the Managed Allocation Fund and its underlying funds. This conflict could affect how the Board and TIAA-CREF Mutual Funds' officers fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, a situation could occur where proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the Board and officers will in any case closely and continuously monitor each fund's investments to avoid, insofar as possible, these concerns.

TEACHERS ADVISORS

Teachers Advisors manages each fund's assets, subject to the supervision of the Board. A wholly-owned indirect subsidiary of TIAA, Teachers Advisors is registered with the SEC under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of each of the individual investment funds. The personnel of Teachers Advisors who manage the TIAA-CREF Mutual Funds also manage the investments of the CREF accounts through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"). Teachers Advisors also manages the assets of TIAA Separate Account VA-1, a segregated investment account of TIAA that funds a variable annuity.

Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of 0.99%, 0.95%, 0.93%, 0.80% and 0.79% of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Bond Plus Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund. Teachers Advisors currently has voluntarily waived its right to receive that portion of its fee equal to 0.50% of the average daily net assets of each fund (other than the Managed Allocation
Fund). This waiver is guaranteed to remain in effect until July 1, 2000.

Under the Investment Management Agreement, Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.

This arrangement makes the TIAA-CREF Mutual Funds distinctive because their expense structure is simpler and more predictable than most other mutual funds. Teachers Advisors pays many of the funds' ordinary expenses, whereas most mutual funds pay for these expenses directly from their own assets. The TIAA-CREF Mutual Funds pay the funds' brokerage fees or other transactional expenses for securities or other assets, taxes (if any), interest on borrowing, or extraordinary expenses, such as litigation or indemnification expenses.

Teachers Advisors has agreed not to be paid a management fee for managing the Managed Allocation Fund. However, Teachers Advisors will receive management fees for managing the funds in which the Managed Allocation Fund invests.

Anyone at Teachers Advisors who has direct responsibility and authority for making investment decisions for TIAA-CREF Mutual Funds is restricted from trading for his or her own account. The restriction also applies to members of their households. They must send duplicate confirmation statements and other brokerage account reports to a special compliance unit, and their transactions must be approved.

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

FUND MANAGERS

The INTERNATIONAL EQUITY FUND is managed by Chris Semenuk, Director-Global Portfolio Management, Teachers Advisors. Mr. Semenuk joined TIAA-CREF in 1995. He is also responsible for company research and analysis for the CREF Global Equities Account.

The GROWTH EQUITY FUND is managed by Jeffrey Siegel, Managing Director, Teachers Advisors. Mr. Siegel joined TIAA-CREF in 1988. Mr. Siegel is also responsible for managing the investments of the CREF Growth Account and the CREF Global Equities Account.

The GROWTH & INCOME FUND is managed by Carlton N. Martin, Managing Director-Global Research of Teachers Advisors. Mr. Martin joined TIAA-CREF in 1980. He is also responsible for investments in the chemical, paper and forest products as well as the environmental, engineering and construction industries for certain CREF Accounts.



The MANAGED ALLOCATION FUND is managed by James G. Fleischmann and Edward J. Grzybowski. Mr. Fleischmann, Senior Managing Director-Global Research, Teachers Advisors, joined TIAA-CREF in 1994 and is also responsible for global equity research for the CREF Accounts. Prior to joining TIAA-CREF, Mr. Fleischmann was a Director of Salomon Brothers, Inc., and co-portfolio manager of Salomon Brothers Hybrid Convertible Fund, Salomon Brothers Investors Fund and Salomon Brothers Fund. Mr. Grzybowski is a Managing Director of Teachers Advisors. He joined TIAA-CREF in 1987. Mr. Grzybowski also has supervisory responsibility over investments in CREF's Bond Market and Money Market Accounts.


The BOND PLUS FUND is managed by Elizabeth D. Black, Director, Portfolio Management, Teachers Advisors. Ms. Black joined TIAA-CREF in 1987. Ms. Black is also responsible for managing the investments in CREF's Bond Market Account.

------------------------
PERFORMANCE INFORMATION
------------------------

From time to time, we may advertise total return and/or yield for the funds. At least twice a year, you will receive a report detailing each fund's recent strategies, performance, and holdings. Contact us for current performance or a free annual report. Fund performance can also be obtained by calling our automated telephone service ("ATS").


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

Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains.
A "cumulative total return" reflects actual performance over a stated period of time. An "average annual total return" is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for a fund with investments denominated in foreign currencies. Money Market Fund yields are calculated according to a standard that is required for all money market funds.

Total returns and yields are based on past results and are not an indication of future performance.

For more complete information about the Funds' past performance and how we calculate performance data, see the SAI.


---------------------------
DIVIDENDS AND DISTRIBUTIONS
---------------------------

Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

          FUND                                              DIVIDEND PAID
          ----                                               ------------
The International Equity Fund                                    Annually
The Growth Equity Fund                                           Annually
The Growth & Income Fund                                        Quarterly
The Managed Allocation Fund                                     Quarterly
The Bond PLUS Fund                                                Monthly
The Money Market Fund                                             Monthly

Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

Capital gains from all funds will be paid once a year.

You can elect from among the following distribution options:

1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3. INCOME-EARNED OPTION. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

------
TAXES
-----

As with any investment, you should consider how your investment in any fund will be taxed.

TAXES ON DISTRIBUTIONS. You must pay federal income tax, and possibly also state or local taxes, on distributions. If you live outside the United States, the country in which you reside could also tax distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year. Capital gains may be taxed at one of several different rates. We expect to designate each year the portions of the TIAA-CREF Mutual Funds' capital gain distributions that are taxable at these different rates. (Non-resident aliens will receive these statements later.)

TAXES ON TRANSACTIONS. Redemptions -- including exchanges to other funds -- are also subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

---------------
GENERAL MATTERS
---------------

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

YEAR 2000 ISSUES

Like other mutual funds, financial and business organizations, and individuals around the world, TIAA-CREF Mutual Funds could be adversely affected if the computer systems used by Teachers Advisors and other service providers (see below) do not properly process and calculate information and data involving dates from and after January 1, 2000. Teachers Advisors and the Fund are taking steps that we believe are reasonably designed to address issues involving the Year 2000 for the computer systems we use. We are also seeking reasonable assurances that our service providers are taking comparable steps. However, currently we can't assure you that these steps will be sufficient to avoid any adverse impact on the Funds.

DISTRIBUTORS

Shares of each fund are offered continuously with no sales load by Teachers Personal Investors Services, Inc. (TPIS), a wholly-owned indirect subsidiary of TIAA. TPIS is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. TPIS' main office is at 730 Third Avenue, New York, NY 10017-3206. TPIS may enter into selling agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds.

ADMINISTRATION

Teachers Advisors has retained State Street Bank & Trust Company
("State Street") to provide the funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of each fund's financial information, and various other administrative services. State Street also acts as the transfer and dividend paying agent for the funds. Teachers Advisors, not the TIAA-CREF Mutual Funds, has agreed to pay State Street a fee for such services. State Street is located at 225 Franklin Street, Boston, MA 02209.

CUSTODIAL SERVICES

State Street also provides custodial services for the funds under a separate agreement with Teachers Advisors. Teachers Advisors has agreed to pay State Street for these services.

LEGAL PROCEEDINGS

There are no material legal proceedings to which the TIAA-CREF Mutual Funds are subject, or to which Teachers Advisors or TPIS are subject which are likely to have a material adverse effect on their ability to perform their obligations to the TIAA-CREF Mutual Funds, or on the TIAA-CREF Mutual Funds itself.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200 or write us.







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










[TIAA        TEACHERS INSURANCE AND ANNUITY ASSOCIATION
 CREF        COLLEGE RETIREMENT EQUITIES FUND
 LOGO]       730 Third Avenue, New York, NY 10017-3206
             1 800 223-1200 www.tiaa-cref.org/mfunds




                                                                   TCMFPROS-3/99